Exhibit 10.3

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1 (this "Amendment") to the SECURITIES PURCHASE AGREEMENT (the "Securities Purchase Agreement"), dated as of March 22, 2022, among LESAKA TECHNOLOGIES, INC. (formerly known as Net1 UEPS Technologies Inc.), a public company incorporated in the State of Florida (the "Company") LESAKA TECHNOLOGIES PROPRIETARY LIMITED (formerly known as Net1 Applied Technologies South Africa Proprietary Limited", a private company incorporated in the Republic of South Africa "), and VALUE CAPITAL PARTNERS PROPRIETARY LIMITED, a private company incorporated in the Republic of South Africa ("VCP"), for itself and in its capacity as investment manager of the Funds, is dated as of March 16, 2023. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Securities Purchase Agreement shall be used herein as therein defined.

WHEREAS, in connection with certain discussions with VCP, the Company desires to amend the Securities Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENT. The definition of "Maturity Date" contained in the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:

"Maturity Date" means December 31, 2025.

2. ADDITIONAL COMMITMENT FEE. In addition to any amount already paid pursuant to Section 4(a) of the Securities Purchase Agreement, the Company shall pay VCP, for the benefit of the Purchasing Funds, an additional commitment fee in an amount equal to Seven Million Seven Hundred And Fifty Thousand South African Rand (ZAR 7,750,000), excluding VAT, in aggregate, free of exchange and bank charges and without deduction or set-off of any nature, which fee shall become due and payable in accordance with the following schedule:

40% no later than five Business Days from the date of execution of this Amendment

30% on March 31, 2024; and

30% on March 31, 2025.

3. REPRESENTATIONS AND WARRANTIES

(a) VCP Bring Down. VCP hereby makes the representations and warranties to the Company as set forth in Section 2 of the Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment.

(b) Company Bring Down. The Company hereby makes the representations and warranties to VCP as set forth in Section 3 of the Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment.

4. MISCELLANEOUS

(a) Waiver of Consent to Modification of Financing Agreements. VCP hereby waives any rights or claims it may have with respect to Section 4(f) of the Securities Purchase Agreement in connection with any amendments to the agreements containing the Loan Facilities entered as of or prior to the date of this Amendment.

(b) Acknowledgement; Reaffirmation of Obligations; Consent. The parties hereto hereby confirm and agree that except as set forth in Section 1 above, the Securities Purchase Agreement is, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

(c) General. Section 7(a) of the Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

(d) Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

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IN WITNESS WHEREOF,  VCP, Net1 SA and the Company have caused their respective signature page to this Amendment to the Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
LESAKA TECHNOLOGIES, INC.

By:	/s/ Naeem Ebrahim Kola
Name: Naeem Ebrahim Kola
Title: Director

NET1 SA:
LESAKA TECHNOLOGIES PROPRIETARY LIMITED

By:	/s/ Lincoln Camagu Mali
Name: Lincoln Camagu Mali
Title: Director

VCP AND THE FUNDS:
VALUE CAPITAL PARTNERS PROPRIETARY LIMITED, FOR ITSELF AND IN ITS CAPACITY AS INVESTMENT MANAGER OF THE FUNDS

By:	/s/ Samuel Sithole
Name: Samuel Sithole
Title:CEO